MUTUAL FUND SERIES TRUST

Catalyst Insider Income Fund Class A: IIXAX Class C: IIXCX Class I: IIXIX
Catalyst/SMH High Income Fund Class A: HIIFX Class C: HIICX Class I: HIIIX
Catalyst/SMH Total Return Income Fund Class A: TRIFX Class C: TRICX Class I: TRIIX
Catalyst/Stone Beach Income Opportunity Fund Class A: IOXAX Class C: IOXCX Class I: IOXIX
Catalyst/MAP Global Balanced Fund Class A: TRXAX Class C: TRXCX Class I: TRXIX
Catalyst/CIFC Floating Rate Income Fund Class A: CFRAX Class C: CFRCX Class I: CFRIX
Catalyst Enhanced Income Strategy Fund Class A: EIXAX Class C: EIXCX Class I: EIXIX

March 29, 2021

The information supplements certain disclosures contained in the Statement of Additional Information (“SAI”) for the Funds, dated November 1, 2020.

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The section of the Funds’ SAI entitled “Reduction of Up-Front Sales Charge on Class A Shares – Rights of Accumulation” is deleted and replaced with the following

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares (of any class) owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the "Investor") in some or all of the Funds to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV.

For example, if an investor owned Class C shares of the Catalyst Insider Income Fund worth $40,000 at the current NAV and purchased an additional $10,000 of Class A shares of the Catalyst/MAP Global Balanced Fund, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

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You should read this Supplement in conjunction with the Prospectus, any Summary Prospectus and the Statement of Additional Information for the Funds, each dated November 1, 2020, as supplemented, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-866-447-4228 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

Please retain this Supplement for future reference.